                                                  NUI CORPORATION
                                         Consolidating Statements of Income
                                                     2000-09-30
                                                    Year-to-Date
                                                       NUI              NUI        NUI Holding                              NUI
                                                 Utilities, Inc.   Capital, Inc.     Co. Inc.       Eliminations       Consolidated
                                             ---------------------------------------------------------------------------------------
Operating Margins

  Operating Revenues                             $506,559,092     $486,877,203        ($25,085)     ($58,767,810)       934,643,399
  Purchased Gas and Fuel                          308,523,455      455,723,915               0       (50,867,642)       713,379,728
  Cost of Sales                                    11,052,374        5,904,720               0        (2,092,923)        14,864,171
  Energy Taxes                                     11,571,451                0               0                           11,571,451
                                             ---------------------------------------------------------------------------------------
Total Operating Margins                           175,411,812       25,248,568         (25,085)       (5,807,245)       194,828,050
                                             ---------------------------------------------------------------------------------------

Other Operating Expenses

   Operations and Maintenance                      88,400,012       16,936,657      (3,895,130)       (5,807,245)        95,634,293
   Depreciation                                    24,276,180          651,813       2,831,173                           27,759,166
   Amortization of  Acq. Adjustment                 1,370,200          190,362         188,688                            1,749,250
   Other General Taxes                              7,832,936          530,794       1,046,159                 0          9,409,889
                                             ---------------------------------------------------------------------------------------
Total Other Operating Expenses                    121,879,328       18,309,626         170,890        (5,807,245)       134,552,598
                                             ---------------------------------------------------------------------------------------

Net Operating Income                               53,532,484        6,938,942        (195,975)                0         60,275,452
                                             ---------------------------------------------------------------------------------------

Other Income (Expense)

   Equity in earnings (losses) of TIC                       0        1,309,436               0                            1,309,436
   Other                                            2,754,737          209,923      25,458,273       (25,412,334)         3,010,598
                                             ---------------------------------------------------------------------------------------
Total Other Income(Expense)                         2,754,737        1,519,359      25,458,273       (25,412,334)         4,320,034
                                             ---------------------------------------------------------------------------------------

Income before Interest and Taxes                   56,287,221        8,458,301      25,262,298       (25,412,334)        64,595,486
                                             ---------------------------------------------------------------------------------------

Interest Expense

   Interest on Long-term Debt                      16,481,079                0               0                           16,481,079
   Interest on Construction Funds                  (2,004,651)               0               0                           (2,004,651)
   Other Interest                                   2,436,127          803,597       2,363,974          (105,312)         5,498,386
   Amort. of Debt Expenses and Premiums               481,994                0               0                              481,994
   Allow.for Funds Used During Construction          (753,884)               0               0                             (753,884)
                                             ---------------------------------------------------------------------------------------
      Total Interest Expense                       16,640,665          803,597       2,363,974          (105,312)        19,702,924
                                             ---------------------------------------------------------------------------------------

Income Before Income Taxes                         39,646,556        7,654,704      22,898,323       (25,307,022)        44,892,561
                                             ---------------------------------------------------------------------------------------

Income Tax Expense                                 15,788,985        3,273,377        (916,746)                          18,145,616
                                             ---------------------------------------------------------------------------------------

                                             ---------------------------------------------------------------------------------------
Net Income (Loss)                                $ 23,857,571      $ 4,381,327    $ 23,815,069     $ (25,307,022)      $ 26,746,946
                                             =======================================================================================

Energy Taxes
- move acct. 520000 (Taxes BPU Gr Rec Assessment) to Other General Taxes

O&M Expenses
- UBS Cost of Sales and Telecom Cost of Sales should NOT roll up into O&M Expenses; should be on line of their own called Cost of Sales

Other General Taxes
- should include acct. 520000 (see above)
- move the following Sales Tax and Surtax accts. to Sales Revenue:
          540000
          540002
          540003
          540100
          540101
          540104
          540105
          540106
          540150
          540200
          540201
          540203
          540204
          540205
          540250

                                                                  NUI Corporation
                                                            Consolidating Balance Sheet
                                                                     2000-09-30
                                    NUI            NUI            NUI         Reclass
                                 Utilties,       Capital,       Holding       Entries/        NUI            SEC
                                    Inc.           Inc.         Co. Inc.    Elimination   Consolidated   Combinations    SEC F/S
                               ----------------------------------------------------------------------------------------------------
Assets
Utility Plant
  Utility Plant in Service      $740,606,529  $          -    $12,932,489                 $753,539,018    $74,820,339  $828,359,357
  Gas Plant Purchased or Sold              -             -              -                            0                            0
  Construction Work-
    in-Progress                   23,491,995     7,770,731      6,429,652       202,557     37,894,935    (37,894,935)            0
  Non-Utility Property            27,946,925     3,880,650      5,097,828                   36,925,404    (36,925,404)            0
  Utility Plant Acq. Adj.         38,700,968             0              0     5,697,724     44,398,692    (14,938,204)   29,460,488
  Accumulated Amortization
    - PAA                        (13,727,915)            0     (1,210,289)                 (14,938,204)    14,938,204             0
  Accumulated Depreciation
    - Utility                   (256,642,987)            0     (7,688,997)                (264,331,984)   (17,644,418) (281,976,401)
  Accumulated Depreciation
    - Non-Utility                (15,874,471)   (1,769,946)             0                  (17,644,418)    17,644,418             0
                               ----------------------------------------------------------------------------------------------------
Net Utility Plant                544,501,044     9,881,435     15,560,683     5,900,281    575,843,443              0   575,843,443
                               ----------------------------------------------------------------------------------------------------
Funds For Construction
  Held by Trustee                 28,706,130             0              0                   28,706,130                   28,706,130
                               ----------------------------------------------------------------------------------------------------
Investment in TIC
  Enterprises, LLC, net                    0    26,225,003              0                   26,225,003                   26,225,003
                               ----------------------------------------------------------------------------------------------------
Other Investments                     33,141     1,112,819    271,463,331  (271,418,326)     1,190,966                    1,190,966
                               ----------------------------------------------------------------------------------------------------

Current Assets
  Cash                             2,853,113        20,267     (2,450,757)    3,091,889      3,514,512                    3,514,512
  Accounts Receivable             46,580,560    61,252,739        363,106     1,772,386    109,968,791                  109,968,791
  Allowance for Uncollectible
    Accounts                      (1,251,837)     (292,112)             0                   (1,543,949)                  (1,543,949)
  Notes Receivable                         0             0              0     7,000,000      7,000,000                    7,000,000
  Fuel Inventory                  31,119,832     6,057,531              0                   37,177,363                   37,177,363
  Plant Materials & Supplies       3,865,750        68,743              0                    3,934,493     (3,934,493)            0
  Merchandise Inventory              890,833             0              0                      890,833       (890,833)            0
  Prepaid Energy Taxes            10,457,142             0              0                   10,457,142    (10,457,142)            0
  Unrecovered Purchased
    Gas Costs                      3,500,101             0              0                    3,500,101                    3,500,101
  Investment in Marketable
    Securities                             0        59,764              0                       59,764        (59,764)            0
  Prepayments & Other             26,674,736    12,747,455      7,423,398     1,172,032     48,017,622     15,342,232    63,359,855
                               ----------------------------------------------------------------------------------------------------
Total Current Assets             124,690,232    79,914,387      5,335,747    13,036,307    222,976,673              0   222,976,673
                               ----------------------------------------------------------------------------------------------------

Other Assets
  Unamortized Debt Expense         6,442,014             0              0                    6,442,014     (6,442,014)            0
  Environmental Clean-up Costs    39,352,734             0              0                   39,352,734    (39,352,734)            0
  Deferred Piping Allowances       1,333,895             0              0                    1,333,895     (1,333,895)            0
  Other Regulatory Assets         13,664,189             0              0    (3,736,000)     9,928,189     40,686,629    50,614,818
  Restricted Cash                  2,017,102             0              0                    2,017,102     (2,017,102)            0
  Deferred Charges and Other       1,167,844     4,462,029      1,211,014                    6,840,887      8,459,115    15,300,003
                               ----------------------------------------------------------------------------------------------------
Total Other Assets                63,977,777     4,462,029      1,211,014    (3,736,000)    65,914,820              0    65,914,820
                               ----------------------------------------------------------------------------------------------------
                                $761,908,325  $121,595,674   $293,570,774  (256,217,738)  $920,857,035    $         -  $920,857,035
                               ====================================================================================================

Liabilities & Divisional
  Equity
Capitalization
  Common Stock                  $          -  $    351,000   $215,484,001      (351,000)  $215,484,001    $41,485,670  $256,969,671
  Shares Held in Treasury                  0             0     (2,245,545)                  (2,245,545)     2,245,545             0
  Paid-In Capital                 81,479,971    26,124,661              0  (107,604,632)             0                            0
  Unappropriated Retained
    Earnings                     139,583,684    19,810,890     42,523,875  (156,462,694)    45,455,755    (45,455,755)            0
  Unearned Employee
    Compensation                           0             0     (1,724,540)                  (1,724,540)     1,724,540             0
  Unrealized Gain on
    Marketable Securities,Net              0             0              0                            0                            0
                               ----------------------------------------------------------------------------------------------------
Total Capitalization             221,063,655    46,286,551    254,037,791  (264,418,326)   256,969,671              0   256,969,671
                               ----------------------------------------------------------------------------------------------------

Long-Term Debt
  Gas Facilities Revenue
    Bonds                        198,946,036             0              0                  198,946,036     70,000,600   268,946,636
  Medium-Term Notes               70,000,600             0              0                   70,000,600    (70,000,600)            0
  Other Long-Term Debt                     0             0              0                            0                            0
  Less-Current Portion                                   0                                           0                            0
                               ----------------------------------------------------------------------------------------------------
Total Long-Term Debt             268,946,636             0              0             -    268,946,636              0   268,946,636
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------
Capital Lease Obligations          4,251,989        30,354        113,380                    4,395,722                    4,395,722
                               ----------------------------------------------------------------------------------------------------

Current Liabilities
  Current Portion of
    Long-Term Debt and Capital
    Leases Obligations             1,884,311        21,381         58,835                    1,964,527                    1,964,527
  Notes Payable to Banks          52,667,539     8,881,230     35,075,557        75,674     96,700,000                   96,700,000
  Notes Payable-Associated
    Companies                              0             0              0                            0                            0
  Accounts Payable                35,779,031    56,048,764      4,422,289     4,390,804    100,640,889     31,566,015   132,206,904
  Customer Deposits               11,143,524             0              0                   11,143,524    (11,143,524)            0
  General Taxes                    6,868,853     1,198,660       (686,107)                   7,381,406                    7,381,406
  Accrued Interest Payable         5,495,467             0        510,833                    6,006,300     (6,006,300)            0
  Federal Income Taxes             9,090,684     1,600,867     (7,796,664)     (660,000)     2,234,887                    2,234,887
  Overrecovered Purchased
    Gas Costs                              0             0              0                            0                            0
  Miscellaneous Current            7,545,519     2,684,529      2,413,757     1,772,386     14,416,191    (14,416,191)            0
    & Accrued Liabilities      ----------------------------------------------------------------------------------------------------
Total Current Liabilities        130,474,927    70,435,431     33,998,501     5,578,864    240,487,724              0   240,487,724
                               ----------------------------------------------------------------------------------------------------

Deferred Credits and Other
 Liabilities
  Deferred Federal Income Tax     69,159,027     4,642,337      1,194,107     2,621,724     77,617,195                   77,617,195
  Unamortized Investment Tax
    Credits                        4,825,207             0              0                    4,825,207                    4,825,207
  Environmental Remediation
    Reserve                       33,360,822             0              0                   33,360,822                   33,360,822
  Pensions and Insurance
    Reserves                      16,169,479       201,000      2,896,511                   19,266,990    (19,266,990)            0
  Order 636 Liability                966,487             0              0                      966,487       (966,487)            0
  Customer Advances for
    Construction                   1,950,559             0              0                    1,950,559     (1,950,559)            0
  Other Deferred Credits           3,371,463             0      1,330,485                    4,701,948     29,552,110    34,254,058
  Regulatory Liabilities           7,368,074             0              0                    7,368,074     (7,368,074)            0
                               ----------------------------------------------------------------------------------------------------
Total Deferred Credits
 & Other Liabilities             137,171,118     4,843,337      5,421,103     2,621,724    150,057,282              0   150,057,282
                               ----------------------------------------------------------------------------------------------------
                                $761,908,325  $121,595,674   $293,570,774  (256,217,738)  $920,857,035    $       -    $920,857,035
                               ====================================================================================================


                                                                                 NUI Capital
                                                                         Consolidating Balance Sheet
                                                                                   2000-09-30
                                   Energy           NUI         NUI Energy      NUI           NUI          NUI
                                  Solutions        Energy         Brokers     Ventures      Capital      Telecom     Elimination
                                 ------------------------------------------------------------------------------------------------
Assets
Utility Plant
  Utility Plant in Service        $        -    $         -   $          -    $       -   $       -     $        -
  Gas Plant Purchased
    or Sold                                0              0              0            0             0            0
  Construction
    Work-in-Progress                 312,647         42,608         13,685    7,401,791             0            0
  Non-Utility Property                76,610        956,953        423,244    2,279,163             0      144,680
  Utility Plant Acq. Adj.                  0              0              0            0             0            0
  Accumulated Amortization
    - PAA                                  0              0              0            0             0            0
  Accumulated Depreciation
    - Utility                              0              0              0            0             0            0
  Accumulated Depreciation
    - Non-Utility                          0       (552,569)      (261,831)    (903,088)            0      (52,459)
                                 ------------------------------------------------------------------------------------------------
Net Utility Plant                    389,258        446,992        175,098    8,777,867             0       92,221             0
                                 ------------------------------------------------------------------------------------------------
Funds For Construction Held
  by Trustee                               0              0              0            0             0            0
                                 ------------------------------------------------------------------------------------------------
Investment in TIC
  Enterprises, LLC, net                    0              0              0            0    26,225,003            0
                                 ------------------------------------------------------------------------------------------------
Other Investments                          0              0        150,280            0     4,781,360            0    (3,818,821)
                                 ------------------------------------------------------------------------------------------------

Current Assets
  Cash                                     0              0              0            0           758       19,509
  Accounts Receivable                 24,453      8,438,192     48,906,069      713,834             0    3,170,191
  Allowance for Uncollectible
    Accounts                               0         31,984       (310,237)           0             0      (13,859)
  Notes Receivable-Associated
    Companies                              0              0              0            0             0            0
  Fuel Inventory                           0          4,719      6,052,812            0             0            0
  Plant Materials & Supplies               0              0              0       32,505             0       36,238
  Merchandise Inventory                    0              0              0            0             0            0
  Prepaid Energy Taxes                     0              0              0            0             0            0
  Unrecovered Purchased
    Gas Costs                              0              0              0            0             0            0
  Investment in Marketable
    Securities                             0              0              0            0        59,764            0
  Prepayments & Other                649,909      1,389,537     10,369,234      267,195           117       71,464
                                 ------------------------------------------------------------------------------------------------
Total Current Assets                 674,362      9,864,432     65,017,877    1,013,535        60,639    3,283,542             0
                                 ------------------------------------------------------------------------------------------------

Other Assets
  Unamortized Debt  Expense                0              0              0            0             0            0
  Environmental Clean-up
    Costs                                  0              0              0            0             0            0
  Deferred Piping Allowances               0              0              0            0             0            0
  Other Regulatory Assets                  0              0              0            0             0            0
  Restricted Cash                          0              0              0            0             0            0
  Deferred Charges and Other               0              0              0            0             0    4,462,029
                                 ------------------------------------------------------------------------------------------------
Total Other Assets                         0              0              0            0             0    4,462,029             0
                                 ------------------------------------------------------------------------------------------------
                                 $ 1,063,620    $10,311,424   $ 65,343,255   $9,791,401   $31,067,002   $7,837,793   $(3,818,821)
                                 ================================================================================================

Liabilities & Divisional
  Equity
Capitalization
  Common Stock                           $ -        $ 1,000            $ -    $ 300,000      $ 50,000          $ -
  Shares Held in Treasury                  0              0              0            0             0            0
  Paid-In Capital                          0              0      2,415,021            0    23,709,640    4,630,063    (4,630,063)
  Unappropriated Retained
    Earnings                          36,467    ( 2,195,583)     6,951,102     (344,886)   15,126,622     (574,072)      811,242
  Unearned Employee
    Compensation                           0              0              0            0             0            0
  Unrealized Gain on
    Marketable
    Securities,Net                         0              0              0            0             0            0
                                 ------------------------------------------------------------------------------------------------
Total Capitalization                  36,467    ( 2,194,583)     9,366,123      (44,886)   38,886,262    4,055,991    (3,818,821)
                                 ------------------------------------------------------------------------------------------------

Long-Term Debt
  Gas Facilities Revenue
    Bonds                                  0              0              0            0             0            0
  Medium-Term Notes                        0              0              0            0             0            0
  Other Long-Term Debt                     0              0              0            0             0            0
  Less-Current Portion
                                 ------------------------------------------------------------------------------------------------
Total Long-Term Debt                       0              0              0            0             0            0             0
                                 ------------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------------
Capital Lease Obligations                  0              0         16,387       13,967             0            0
                                 ------------------------------------------------------------------------------------------------

Current Liabilities
  Current Portion of
    Long-Term Debt and
    Capital Leases
    Obligations                            0              0          6,145       15,236             0            0
  Notes Payable to Banks             878,125      8,354,865     (2,619,016)   9,409,873   (10,288,838)   3,146,221
  Notes Payable-Associated
    Companies                              0              0              0            0             0            0
  Accounts Payable                         0      4,184,151     51,362,370        7,072             0      495,171
  Customer Deposits                        0              0              0            0             0            0
  General Taxes                        9,472        149,409        763,241     (128,890)      406,179         (752)
  Accrued Interest Payable                 0              0              0            0             0            0
  Federal Income Taxes                79,513       (325,476)     2,667,882      (62,416)     (452,821)    (305,814)
  Overrecovered Purchased
    Gas Costs                                                                                                   0
  Miscellaneous Current
    & Accrued Liabilities             60,043        151,058      1,653,566      372,887             0      446,976
                                 ------------------------------------------------------------------------------------------------
Total Current Liabilities          1,027,153     12,514,007     53,834,188    9,613,762   (10,335,480)   3,781,802             0
                                 ------------------------------------------------------------------------------------------------

Deferred Credits and Other
  Liabilities
  Deferred Federal Income Tax              0        (30,770)     2,093,695       63,192     2,516,220            0
  Unamortized Investment
    Tax Credits                            0              0              0            0             0            0
  Environmental Remediation
    Reserve                                0              0              0            0             0            0
  Pensions and Insurance
    Reserves                               0         22,771         32,862      145,367             0            0
  Order 636 Liability                      0              0              0            0             0            0
  Customer Advances for
    Construction                           0              0              0            0             0            0
  Other Deferred Credits                   0              0              0            0             0            0
  Regulatory Liabilities                   0              0              0            0             0            0
                                 ------------------------------------------------------------------------------------------------
Total Deferred Credits &
  Other Liabilities                        0         (7,999)     2,126,557      208,559     2,516,220            0             0
                                 ------------------------------------------------------------------------------------------------
                                 $ 1,063,620    $10,311,424   $ 65,343,255   $9,791,401   $31,067,002   $7,837,793   $(3,818,821)
                                 ================================================================================================

                                   NUI Capital        SEC         SEC F/S
                                  Consolidated   Combinations
                                 ------------------------------------------
Assets
Utility Plant
  Utility Plant in Service       $          -                 $          -
  Gas Plant Purchased
    or Sold                                 0                            0
  Construction
    Work-in-Progress                7,770,731                    7,770,731
  Non-Utility Property              3,880,650                    3,880,650
  Utility Plant Acq. Adj.                   0                            0
  Accumulated Amortization
    - PAA                                   0                            0
  Accumulated Depreciation
    - Utility                               0                            0
  Accumulated Depreciation
    - Non-Utility                  (1,769,946)                  (1,769,946)
                                 ------------------------------------------
Net Utility Plant                   9,881,435             0      9,881,435
                                 ------------------------------------------
Funds For Construction Held
  by Trustee                                0                            0
                                 ------------------------------------------
Investment in TIC
  Enterprises, LLC, net            26,225,003                   26,225,003
                                 ------------------------------------------
Other Investments                   1,112,819                    1,112,819
                                 ------------------------------------------

Current Assets
  Cash                                 20,267                       20,267
  Accounts Receivable              61,252,739                   61,252,739
  Allowance for Uncollectible
    Accounts                         (292,112)                    (292,112)
  Notes Receivable-Associated
    Companies                               0                            0
  Fuel Inventory                    6,057,531                    6,057,531
  Plant Materials & Supplies           68,743                       68,743
  Merchandise Inventory                     0                            0
  Prepaid Energy Taxes                      0                            0
  Unrecovered Purchased
    Gas Costs                               0                            0
  Investment in Marketable
    Securities                         59,764                       59,764
  Prepayments & Other              12,747,455                   12,747,455
                                 ------------------------------------------
Total Current Assets               79,914,387             0     79,914,387
                                 ------------------------------------------

Other Assets
  Unamortized Debt  Expense                 0                            0
  Environmental Clean-up
    Costs                                   0                            0
  Deferred Piping Allowances                0                            0
  Other Regulatory Assets                   0                            0
  Restricted Cash                           0                            0
  Deferred Charges and Other        4,462,029                    4,462,029
                                 ------------------------------------------
Total Other Assets                  4,462,029             0      4,462,029
                                 ------------------------------------------
                                 $121,595,674   $         -   $121,595,674
                                 ==========================================

Liabilities & Divisional
  Equity
Capitalization
  Common Stock                   $    351,000                 $    351,000
  Shares Held in Treasury                   0                            0
  Paid-In Capital                  26,124,661                   26,124,661
  Unappropriated Retained
    Earnings                       19,810,890                   19,810,890
  Unearned Employee
    Compensation                            0                            0
  Unrealized Gain on
    Marketable
    Securities,Net                          0                            0
                                 ------------------------------------------
Total Capitalization               46,286,551             0     46,286,551
                                 ------------------------------------------

Long-Term Debt
  Gas Facilities Revenue
    Bonds                                   0                            0
  Medium-Term Notes                         0                            0
  Other Long-Term Debt                      0                            0
  Less-Current Portion                      0                            0
                                 ------------------------------------------
Total Long-Term Debt                        0             0              0
                                 ------------------------------------------
                                 ------------------------------------------
Capital Lease Obligations              30,354                       30,354
                                 ------------------------------------------

Current Liabilities
  Current Portion of
    Long-Term Debt and
    Capital Leases
    Obligations                        21,381                       21,381
  Notes Payable to Banks            8,881,230                    8,881,230
  Notes Payable-Associated
    Companies                               0                            0
  Accounts Payable                 56,048,764                   56,048,764
  Customer Deposits                         0                            0
  General Taxes                     1,198,660                    1,198,660
  Accrued Interest Payable                  0                            0
  Federal Income Taxes              1,600,867                    1,600,867
  Overrecovered Purchased
    Gas Costs                               0
  Miscellaneous Current
    & Accrued Liabilities           2,684,529                    2,684,529
                                 ------------------------------------------
Total Current Liabilities          70,435,431             0     70,435,431
                                 ------------------------------------------

Deferred Credits and Other
  Liabilities
  Deferred Federal Income Tax       4,642,337                    4,642,337
  Unamortized Investment
    Tax Credits                             0                            0
  Environmental Remediation
    Reserve                                 0                            0
  Pensions and Insurance
    Reserves                          201,000                      201,000
  Order 636 Liability                       0                            0
  Customer Advances for
    Construction                            0                            0
  Other Deferred Credits                    0                            0
  Regulatory Liabilities                    0                            0
                                 ------------------------------------------
Total Deferred Credits &
  Other Liabilities                 4,843,337             0      4,843,337
                                 ------------------------------------------
                                 $121,595,674   $         -   $121,595,674
                                 ==========================================


                                                                             NUI CAPITAL
                                                                  Consolidating Statements of Income
                                                                              2000-09-30
                                                                             Year-to-Date
                                   Energy        NUI       NUI Energy       NUI        NUI         NUI       Elimin-     NUI Capital
                                  Solutions    Energy        Brokers     Ventures    Capital     Telecom     ations     Consolidated
                                ----------------------------------------------------------------------------------------------------
Operating Margins
  Operating Revenues              $345,521   $51,778,899  $419,820,149  $9,689,925  $        0  $5,242,710   $      0    486,877,203
  Purchased Gas and Fuel          (649,909)   49,372,761   407,001,063           0           0           0               455,723,915
  Cost of Sales                          0             0             0   1,388,581           0   4,516,139                 5,904,720
  Energy Taxes                           0             0             0           0           0           0                         0
                                ----------------------------------------------------------------------------------------------------
Total Operating Margins            995,430     2,406,137    12,819,086   8,301,344           0     726,571          0     25,248,568
                                ----------------------------------------------------------------------------------------------------

Other Operating Expenses
  Operations and Maintenance       688,639     2,486,098     5,133,676   7,339,416      41,600   1,247,228          0     16,936,657
  Depreciation                           0       178,219        67,818     387,621           0      18,155                   651,813
  Amortization of  Acq.
    Adjustment                           0             0             0           0           0     190,362                   190,362
  Other General Taxes                    0        89,323       160,435     216,344           0      64,693          0        530,794
                                ----------------------------------------------------------------------------------------------------
Total Other Operating Expenses     688,639     2,753,640     5,361,929   7,943,381      41,600   1,520,438          0     18,309,626
                                ----------------------------------------------------------------------------------------------------
Net Operating Income               306,791      (347,503)    7,457,157     357,963     (41,600)   (793,867)         0      6,938,942
                                ----------------------------------------------------------------------------------------------------

Other Income (Expense)
   Equity in earnings (losses)
      of TIC                             0             0             0           0   1,309,436           0                 1,309,436
   Other                                 0             0       330,639       3,940    (936,138)        239    811,242        209,923
                                ----------------------------------------------------------------------------------------------------
Total Other Income(Expense)              0             0       330,639       3,940     373,298         239    811,242      1,519,359
                                ----------------------------------------------------------------------------------------------------

Income before Interest
  and Taxes                        306,791      (347,503)    7,787,797     361,904     331,698    (793,628)   811,242      8,458,301
                                ----------------------------------------------------------------------------------------------------

Interest Expense
  Interest on Long-term Debt             0             0             0           0           0           0                         0
  Interest on Construction
    Funds                                0             0             0           0           0           0                         0
  Other Interest                    57,991       679,981       306,264     409,105    (735,803)     86,059                   803,597
  Amort. of Debt Expenses and
    Premiums                             0             0             0           0           0           0                         0
  Allow.for Funds Used During
    Construction                         0             0             0           0           0           0                         0
                                ----------------------------------------------------------------------------------------------------
     Total Interest Expense         57,991       679,981       306,264     409,105    (735,803)     86,059          0        803,597
                                ----------------------------------------------------------------------------------------------------

Income Before Income Taxes         248,800    (1,027,484)    7,481,532     (47,201)  1,067,501    (879,687)   811,242      7,654,704
                                ----------------------------------------------------------------------------------------------------

Income Tax Expense                 101,905      (358,351)    3,063,016       4,954     767,467    (305,614)                3,273,377
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
Net Income (Loss)                 $146,895   $  (669,133) $  4,418,516  $  (52,155) $  300,034  $ (574,072)  $811,242   $  4,381,327
                                ====================================================================================================

                                 NUI Corporation
   Consolidated Financial Data Schedule for the Year Ended September 30, 2000
                                 (In Thousands)

Item No.     Caption Heading
1.           Total Assets                                              $ 920,857
2.           Total Operating Revenue                                   $ 934,643
3.           Net Income                                                $  26,747